                                                                   EXHIBIT 9(j)

                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated November 4, 1997, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, A I M Advisors, Inc., a Delaware Corporation, Nationwide Life Insurance Company, an Ohio life insurance company, Nationwide Life and Annuity Insurance Company, an Ohio corporation and Nationwide Advisory Services, Inc., an Ohio corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A


-------------------------------------------------------------------------------
         SEPARATE ACCOUNTS                        FUNDS AVAILABLE UNDER
        UTILIZING THE FUNDS                           THE ACCOUNTS
-------------------------------------------------------------------------------
NEA Valuebuilder                             AIM V.I. CAPITAL APPRECIATION FUND
o    MultiFlex Separate Account              AIM V.I. HIGH YIELD FUND
                                             AIM V.I. INTERNATIONAL EQUITY FUND
                                             AIM V.I. VALUE FUND
---------------------------------------------
ONE INVESTOR SELECT ANNUITY
o    NATIONWIDE VA SEPARATE ACCOUNT - C
-------------------------------------------------------------------------------



     ALL OTHER TERMS AND PROVISIONS OF THE AGREEMENT NOT AMENDED HEREIN SHALL REMAIN IN FULL FORCE AND EFFECT.


EFFECTIVE DATE:   JUNE 15, 1998



                                      AIM VARIABLE INSURANCE FUNDS, INC.



Attest:  /s/ NANCY L. MARTIN          By:    /s/ ROBERT H. GRAHAM
       -----------------------           -----------------------
Name:    Nancy L. Martin              Name:  Robert H. Graham
Title:   Assistant Secretary          Title: President

(SEAL)

                                      A I M DISTRIBUTORS, INC.



Attest:  /s/ NANCY L. MARTIN          By:    /s/ MICHAEL J. CEMO
       -----------------------            -----------------------
Name:    Nancy L. Martin              Name:  Michael J. Cemo
Title:   Assistant Secretary          Title: President


(SEAL)

                                     A I M ADVISORS, INC.



Attest: /s/ NANCY L. MARTIN          By:    /s/ ROBERT H. GRAHAM
       --------------------------       ---------------------------
Name:   Nancy L. Martin              Name:  Robert H. Graham
Title:  Assistant Secretary          Title: President

(SEAL)

                                     NATIONWIDE LIFE INSURANCE COMPANY



Attest: /s/ HEATHER C. HARKER NYE    By:    /s/ JOSEPH P. RATH
       --------------------------       ---------------------------
Name:   Heather C. Harker Nye,       Name:  Joseph P. Rath

Title:  Attorney at Law              Title: Vice President
        Notary Public, State of             Product and Market Compliance
        Ohio My commission has
        no expiration date.
        Section 147.03 R.C.


(SEAL)

                                     NATIONWIDE LIFE AND ANNUITY INSURANCE
                                     COMPANY


Attest: /s/ HEATHER C. HARKER NYE    By:    /s/ JOSEPH P. RATH
       --------------------------       ---------------------------
Name:   Heather C. Harker Nye,       Name:  Joseph P. Rath

Title:  Attorney at Law              Title: Vice President
        Notary Public, State of             Product and Market Compliance
        Ohio My commission has
        no expiration date.
        Section 147.03 R.C.


(SEAL)

                                     NATIONWIDE ADVISORY SERVICES, INC.



Attest: /s/ HEATHER C. HARKER NYE    By:    /s/ JAMES F. LAIRD, JR.
       --------------------------       ---------------------------

Name:   Heather C. Harker Nye,       Name:  James F. Laird, Jr.

Title:  Attorney at Law              Title: Vice President and General Manager
        Notary Public, State of             Nationwide Advisory Services, Inc.
        Ohio My commission has
        no expiration date.
        Section 147.03 R.C.



(SEAL)

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